First Quarter 2026 Earnings April 22, 2026 Exhibit 99.2

2 This presentation, including documents incorporated herein by reference, will contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Please review our disclosures in filings with the United States Securities and Exchange Commission. Non-GAAP Financial Data This presentation includes the use of adjusted operating income, operating ratio, adjusted operating ratio, adjusted earnings per share, adjusted income before taxes and adjusted operating expenses, which are financial measures that are not in accordance with United States generally accepted accounting principles (“GAAP”). Each such measure is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors and lenders. While management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. In addition, our use of these non-GAAP measures should not be interpreted as indicating that these or similar items could not occur in future periods. In addition, adjusted operating ratio excludes truckload and LTL segment fuel surcharges from revenue and nets these surcharges against fuel expense. Disclosure

3 LTL: $18.0M expense primarily from an adverse arbitration ruling on a 2022 claim Truckload: $4.1M discrete expense from an adverse Mexico VAT reimbursement decision for a prior tax year Weather & Fuel: $12.0M to $14.0M estimated impact from severe winter weather, reflecting volume disruption and higher fuel prices Warehousing: ~$11M impact from projects being deferred from Q1 to future quarters 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation (Adjusted Net Income / EPS uses normalized tax rate) Total Revenue 1.4% Revenue xFSC 0.3% Operating Income (57.1)% Adj. Operating Inc. 1 (42.5)% Net Income (104.3)% Adj. Net Income 1 (68.6)% Earnings Per Share (105.3)% Adj. EPS 1 (67.9)% Q1 impacted by one-time items; core operations remain well positioned as market improves ($0.01) Q1 2026 Comparative Results (1)

4 $1,045.1M $38.9M 96.3% ~15,100 irregular route and ~5,900 dedicated tractors $313.1M $1.2M 99.6% 178 service centers ~6,700 door count $127.6M $4.8M 96.2% Gross margin 16.6% $93.6M ($1.4M) 101.5% 595 tractors 12,511 containers 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation 2 Excludes Trucking and LTL fuel Surcharge and intersegment transactions Q1 2026 Revenue Diversification Q1 2026 Segment Overview OTR 46% / Dedicated 17% LTL 19% Truckload 63% Revenue xFSC2 Adjusted Op Income1 Adjusted OR1 Truckload Less-than- Truckload Logistics Intermodal KNX 1.6B2

Operating Performance - Truckload

KNIGHT-SWIFT

Truckload segment well positioned to capture developing market opportunities

- Miles per tractor improved 1.2% year-over-year marking the 7th consecutive quarter of year-over-year improvement
- U.S. Xpress improved Adjusted Operating Ratio 80 bps year-over-year and are now within 300 bps of the legacy truckload OR
- Higher costs from winter weather, fuel escalation, and a $4.1M Mexico VAT decision headwinds
- Operating fundamentals strengthened throughout the quarter

Truckload Financial Metrics	Q1 2026	Q1 2025	Change
(Dollars in millions)			
Revenue xFSC	$1,045.1	$1,048.1	(0.3 %)
Operating income	$37.1	$44.6	(16.9 %)
Adjusted Operating Income [1]	$38.9	$46.5	(16.4 %)
Operating ratio	96.9%	96.3%	60 bps
Adjusted Operating Ratio [1]	96.3%	95.6%	70 bps

Truckload Operating Statistics	Q1 2026	Q1 2025	Change
Average revenue per tractor	$49,703	$47,838	3.9 %
Average tractors	21,027	21,909	(4.0 %)
Average trailers [2]	82,288	85,928	(4.2 %)
Miles per tractor	20,296	20,049	1.2 %

KNIGHT TRANSPORTATION | SWIFT TRANSPORTATION | USX U.S. XPRESS | TOTAL | BARR-NUNN | TransMex INC., S.A. DE C.V.

1 See GAAP to non-GAAP reconciliation in the schedules following this presentation.
2 Starting with the fourth quarter of 2025, the Company is excluding its chassis trailers from its average trailer calculation. Prior period information has been recast for comparability.

5

Operating Performance - Less-Than-Truckload

KNIGHT-SWIFT

LTL revenue growth and mix improved despite quarter-specific cost pressures

- Tonnage per day year-over-year increased 4.1% driven by weight per shipment growth. Tonnage momentum building through quarter with March up 7% year-over-year.
- 540 bps year-over-year deterioration in OR primarily driven by $18.0M adverse claim development in the quarter
- Expanded network footprint continued to support longer length of haul and improving freight mix

LTL Financial Metrics	Q1 2026	Q1 2025	Change
(Dollars in millions)			
Revenue xFSC	$313.1	$305.3	2.6 %
Operating (loss) income	$(3.6)	$12.7	(128.1 %)
Adjusted Operating Income [1]	$1.2	$17.7	(93.1 %)
Operating ratio	101.0%	96.4%	460 bps
Adjusted Operating Ratio [1]	99.6%	94.2%	540 bps

LTL Operating Statistics	Q1 2026	Q1 2025	Change
LTL shipments per day	23,112	23,349	(1.0 %)
LTL weight per shipment	1,033	982	5.2 %
LTL revenue xFSC per hundredweight	$18.35	$18.48	(0.7 %)
LTL revenue xFSC per shipment	$189.52	$181.52	4.4 %



ACT
AAA COOPER TRANSPORTATION

1 See GAAP to non-GAAP reconciliation in the schedules following this presentation.

6

7 • Gross margin 16.6% down 150 bps year-over-year but improved 110 bps sequentially as strengthening spot opportunities partially offset contract pricing pressure • Revenue decreased 9.9% year-over-year, driven by an 18.9% decline in load count, partially offset by a 10.4% increase in revenue per load • Disciplined pricing and carrier qualification maintained, with power-only capabilities continuing to support a diversified freight portfolio and asset returns Operating Performance - Logistics Logistics gross margins improved sequentially amid lower volumes and pricing pressure (Dollars in millions) Revenue ex intersegment $127.6 $141.6 (9.9%) Operating income $3.6 $5.1 (29.6%) Adjusted Operating Income 1 $4.8 $6.3 (24.1%) Operating ratio 97.2% 96.4% 80 bps Adjusted Operating Ratio 1 96.2% 95.5% 70 bps Logistics Financial Metrics Revenue per load $2,160 $1,956 10.4 % Gross margin 16.6% 18.1% (150 bps) Logistics Operating Statistics 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Q1 2026 Q1 2025 Change Q1 2026 Q1 2025 Change

8 • Revenue increased 2.7% year-over-year, driven by 1.6% higher revenue per load and 1.2% load growth • Volumes continue to build as we move into Q2, resulting from strong contract wins as strong quarter exit rate with March load count up 8.4% year-over-year • Adjusted operating ratio improved 50 bps year-over-year to 101.5% Operating Performance - Intermodal Operational improvements and volume growth support positive momentum exiting Q1 (Dollars in millions) Revenue $93.6 $91.1 2.7 % Operating loss $(1.4) $(1.8) 21.4 % Operating ratio 101.5% 102.0% (50 bps) Intermodal Financial Metrics Average revenue per load $2,628 $2,587 1.6 % Load count 35,616 35,211 1.2 % Average tractors 595 622 (4.3%) Average containers 12,511 12,546 (0.3%) Intermodal Operating Statistics Q1 2026 Q1 2025 Change Q1 2026 Q1 2025 Change

9 • Warehousing was impacted by the deferral of projects from Q1 to future quarters, while related costs had already been incurred • Operating results reflect the inclusion of $5.2M of accounts receivable securitization costs previously reported in interest expense • All Other Segments includes $11.5M in quarterly amortization of intangibles related to the 2017 merger with Knight and Swift and certain acquisitions Operating Performance - All Other Segments Warehousing operations anticipating strong growth into Q2 (Dollars in millions) Revenue $81.2 $71.6 13.5 % Operating (loss) income ($7.1) $6.0 (217.7%) All Other Financial Metrics Q1 2026 Q1 2025 Change

10 EPS Guidance Expect Adjusted EPS to be in the range of $0.45 - $0.49 in Q2 2026 Truckload •Revenue xFSC up low-single digit year-over-year in Q2 •Operating margins improving 100 to 200 bps year-over-year in Q2 Guidance Assumptions Less-than- Truckload •Revenue xFSC growth low-single digit growth year-over-year in Q2 •Adjusted Operating Ratio in the low 90s in Q2 Logistics •Load count up high-single to low-double digit % in Q2 •Adjusted Operating Ratio improving 150 - 250 basis points sequentially into Q2 •Revenue up low to-mid-single-digit % year-over-year in Q2 •Adjusted operating sequentially stable in Q2 Intermodal •All Other segments operating income, excluding the $11.5M quarterly intangible amortization, approx. $14M to $18M in Q2 which includes approximately $5M of AR securitization cost •Gain on sale to be in the range of $12M to $17M in Q2 •"Other income, net" below the line expected to be roughly $4M to $5M in Q2 •Net Interest Expense flat sequentially in Q2 •Net cash capital expenditures for the full year 2026 expected range of $600M - $650M •Effective tax rate on our adjusted results of approx. 25.5% to 26.5% for Q2 and the full year 2026 Other Areas

Appendix

12 Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended March 31, 2026 2025 GAAP Presentation (Dollars in thousands) Total revenue $ 1,850,223 $ 1,824,362 Total operating expenses (1,821,639) (1,757,699) Operating income $ 28,584 $ 66,663 Operating ratio 98.5% 96.3 % Non-GAAP Presentation Total revenue $ 1,850,223 $ 1,824,362 Truckload and LTL fuel surcharge (212,191) (191,399) Revenue, excluding truckload and LTL fuel surcharge 1,638,032 1,632,963 Total operating expenses 1,821,639 1,757,699 Adjusted for: Truckload and LTL fuel surcharge (212,191) (191,399) Amortization of intangibles 2 (19,042) (19,628) Impairments 3 (882) (28) Legal accruals 4 (600) (261) Severance expense 5 (518) — Restructuring expense 6 (200) — Adjusted Operating Expenses 1,588,206 1,546,383 Adjusted Operating Income $ 49,826 $ 86,580 Adjusted Operating Ratio 97.0% 94.7 % Non-GAAP Reconciliation

13 Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP operating ratio to consolidated non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the 2017 Merger, the ACT acquisition, the U.S. Xpress acquisition, and other acquisitions, as well as the non-cash amortization expense related to the fair value of favorable leases assumed in the DHE acquisition included within "Rental expense" in the condensed consolidated statements of comprehensive income. 3 "Impairments" reflects the non-cash impairment: • First quarter 2026 reflects non-cash impairments related to certain intangible assets (within the All Other Segments) and assets held for sale (within the Truckload segment). • First quarter 2025 reflects non-cash impairments related to certain real property leases (within the Truckload segment). 4 "Legal accruals" are included in "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income and reflect the following: • First quarter 2026 legal expense reflects the net increased estimated exposure for accrued legal matters based on recent settlement agreements. • First quarter 2025 legal expense reflects the increased estimated exposure for accrued legal matters based on recent settlement agreements. 5 "Severance expense" is included within "Salaries, wages, and benefits" in the condensed consolidated statements of comprehensive income. 6 "Restructuring expense" reflects costs incurred with the wind-down of Abilene Motor Express and is included within "Operations and maintenance" and "Miscellaneous operating expenses" in the condensed statements of comprehensive income. Non-GAAP Reconciliation

14 1. Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight-Swift. 2. Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 2. 3. Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 3. 4. Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 4. 5. Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 5. 6. Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 6. 7. For the first quarter of 2026, an adjusted effective tax rate of 28.0% was applied in our Adjusted EPS calculation to exclude certain discrete items. For the first quarter of 2025, an adjusted effective tax rate of 25.4% was applied in our Adjusted EPS calculation to exclude certain discrete items. Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 (Unaudited) Quarter Ended March 31, 2026 2025 (Dollars in thousands, except per share data) GAAP: Net (loss) income attributable to Knight-Swift $ (1,317) $ 30,639 Adjusted for: Income tax (benefit) expense attributable to Knight-Swift (107) 10,303 (Loss) income before income taxes attributable to Knight-Swift (1,424) 40,942 Amortization of intangibles 2 19,042 19,628 Impairments 3 882 28 Legal accruals 4 600 261 Severance expense 5 518 — Restructuring expense 6 200 — Adjusted income before income taxes 19,818 60,859 Provision for income tax expense at effective rate 7 (5,556) (15,487) Non-GAAP: Adjusted Net Income Attributable to Knight-Swift $ 14,262 $ 45,372 Non-GAAP Reconciliation

15 Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter Ended March 31, 2026 2025 GAAP: (Loss) earnings per diluted share $ (0.01) $ 0.19 Adjusted for: Income tax (benefit) expense attributable to Knight-Swift — 0.06 (Loss) income before income taxes attributable to Knight-Swift (0.01) 0.25 Amortization of intangibles 2 0.12 0.12 Impairments 3 0.01 — Legal accruals 4 — — Severance expense 5 — — Restructuring expense 6 — — Adjusted income before income taxes 0.12 0.37 Provision for income tax expense at effective rate 7 (0.03) (0.09) Non-GAAP: Adjusted EPS $ 0.09 $ 0.28 Note: Because the numbers reflected in the table above are calculated on a per share basis, they may not foot due to rounding. 1. Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight-Swift. 2. Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 2. 3. Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 3. 4. Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 4. 5. Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 5. 6. Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 6. 7. For the first quarter of 2026, an adjusted effective tax rate of 28.0% was applied in our Adjusted EPS calculation to exclude certain discrete items. For the first quarter of 2025, an adjusted effective tax rate of 25.4% was applied in our Adjusted EPS calculation to exclude certain discrete items. djusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 (Una di ) Non-GAAP Reconciliation

16 Segment Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended March 31, Truckload Segment 2026 2025 GAAP Presentation (Dollars in thousands) Total revenue $ 1,202,166 $ 1,192,550 Total operating expenses (1,165,108) (1,147,950) Operating income $ 37,058 $ 44,600 Operating ratio 96.9% 96.3 % Non-GAAP Presentation Total revenue $ 1,202,166 $ 1,192,550 Fuel surcharge (156,963) (144,256) Intersegment transactions (96) (211) Revenue, excluding fuel surcharge and intersegment transactions 1,045,107 1,048,083 Total operating expenses 1,165,108 1,147,950 Adjusted for: Fuel surcharge (156,963) (144,256) Intersegment transactions (96) (211) Amortization of intangibles 2 (1,551) (1,775) Impairments 3 (50) (28) Legal accruals 4 — (82) Restructuring expense 5 (200) — Adjusted Operating Expenses 1,006,248 1,001,598 Adjusted Operating Income $ 38,859 $ 46,485 Adjusted Operating Ratio 96.3% 95.6% 1. Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2. "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in historical Knight acquisitions and the U.S. Xpress acquisition. 3. Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 3. 4. Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 4. 5. Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio – footnote 6. Non-GAAP Reconciliation

17 Segment Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended March 31, LTL Segment 2026 2025 GAAP Presentation (Dollars in thousands) Total revenue $ 368,364 $ 352,401 Total operating expenses (371,929) (339,707) Operating (loss) income $ (3,565) $ 12,694 Operating ratio 101.0% 96.4 % Non-GAAP Presentation Total revenue $ 368,364 $ 352,401 Fuel surcharge (55,228) (47,143) Revenue, excluding fuel surcharge 313,136 305,258 Total operating expenses 371,929 339,707 Adjusted for: Fuel surcharge (55,228) (47,143) Amortization of intangibles 2 (4,786) (5,027) Adjusted Operating Expenses 311,915 287,537 Adjusted Operating Income $ 1,221 $ 17,721 Adjusted Operating Ratio 99.6% 94.2% 1. Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2. "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the ACT, MME, and DHE acquisitions, as well as the non-cash amortization expense related to the fair value of favorable leases assumed in the DHE acquisition. Non-GAAP Reconciliation

18 Quarter Ended March 31, Logistics Segment 2026 2025 GAAP Presentation (Dollars in thousands) Revenue $ 127,608 $ 141,621 Total operating expenses (123,985) (136,478) Operating income $ 3,623 $ 5,143 Operating ratio 97.2% 96.4 % Non-GAAP Presentation Revenue $ 127,608 $ 141,621 Total operating expenses 123,985 136,478 Adjusted for: Amortization of intangibles 2 (1,164) (1,164) Adjusted Operating Expenses 122,821 135,314 Adjusted Operating Income $ 4,787 $ 6,307 Adjusted Operating Ratio 96.2% 95.5 % Segment Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio 1 (Unaudited) 1. Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2. "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the U.S. Xpress and UTXL acquisitions. Non-GAAP Reconciliation

19 Segment Adjusted Operating Income, Adjusted Operating Expenses, and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended March 31, Intermodal Segment 2026 2025 GAAP Presentation (Dollars in thousands) Revenue $ 93,589 $ 91,103 Total operating expenses (95,013) (92,915) Operating loss $ (1,424) $ (1,812) Operating ratio 101.5% 102.0% 1. Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. Non-GAAP Reconciliation